WRL SERIES FUND, INC.

    SUPPLEMENT DATED OCTOBER 8, 1996 TO THE PROSPECTUSES DATED MAY 1, 1996.

         THE RESTRUCTURING PLAN. Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), the current investment adviser of the WRL Series Fund, Inc. (the "Fund"), has formed two new wholly-owned subsidiaries, WRL Investment Management, Inc. ("WRL Management") and WRL Investment Services, Inc. ("WRL Services"). It is anticipated that WRL Management and WRL Services together will assume the business of Western Reserve as it relates to the management, supervision, and administration of registered investment companies, including the Fund. If the Restructuring is implemented, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and
(ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund.
Western Reserve seeks to implement the Restructuring effective January 1, 1997.

         PROPOSED CHANGES IN ADVISORY AND SUB-ADVISORY ARRANGEMENTS. In light of the Restructuring, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management. The new advisory agreements, if approved, will result in an indirect increase in advisory fees. A change in the Fund's investment adviser from Western Reserve to WRL Management will also result in the assignment and automatic termination of the current sub-advisory agreements for each Portfolio of the Fund. Accordingly, with respect to each Portfolio, shareholders of each Portfolio will be asked to approve a new sub-advisory agreement between WRL Management and each sub-adviser to the Portfolios.

         PROPOSED IMPLEMENTATION OF A DISTRIBUTION ("12B-1") PLAN. It is also contemplated that, subject to shareholder approval, the Fund will adopt a distribution plan ("12b-1 Plan") effective January 1, 1997. Under the 12b-1 Plan, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, will perform distribution-related services for the Fund. The 12b-1 Plan provides that the Fund, on behalf of the Portfolios, will reimburse ISI for certain expenses related to the distribution of Fund shares, and incurred or paid by ISI. The 12b-1 Plan limits reimbursements to 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

         NECESSARY BOARD AND SHAREHOLDER APPROVALS. On October 3, 1996, at a special meeting of the Board of Directors of the Fund (the "Board"), the Board unanimously approved the proposed advisory and sub-advisory agreements, and the 12b-1 Plan and related distribution agreement. The proposed advisory and sub-advisory agreements, and the 12b-1 Plan, are subject to approval by a vote of the majority of the outstanding voting securities of each Portfolio at a special shareholders meeting (the "Meeting") currently anticipated to be held on or about December 16, 1996. Policyowners with cash value attributable to a Portfolio of the Fund on the record date of the shareholders' meeting will be asked to provide voting instructions to Western Reserve in connection with the Meeting.